Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of this 17 day of March, 2014, by and among ALPHATEC HOLDINGS, INC., a Delaware corporation (“Alphatec Holdings”), ALPHATEC SPINE, INC., a California corporation (“Alphatec Spine”), ALPHATEC INTERNATIONAL LLC, a Delaware limited liability company (“Alphatec International”), and ALPHATEC PACIFIC, INC. (also known as KabushikiKaisha Alphatec Pacific), a Japanese company (“Alphatec Pacific” and together with Alphatec Holdings, Alphatec Spine, and Alphatec International, each being referred to herein individually as a “Borrower”, and collectively as “Borrowers”), and MIDCAP FUNDING IV, LLC, a Delaware limited liability company, (as Agent for Lenders, “Agent”, and individually, as a Lender), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders, and Borrowers have entered into that certain Amended and Restated Credit, Security and Guaranty Agreement, dated as of August 30, 2013 (the “Original Credit Agreement” and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers and certain of its Affiliates in the amounts and manner set forth in the Credit Agreement.

B. Borrowers have requested that Agent and Lenders agree to amend the Original Credit Agreement in order to, among other things (i) permit Borrowers to enter into the Deerfield Facility Agreement (as defined below) and to incur certain Debt and grant certain Liens pursuant to the terms thereof, (ii) expressly permit the merger, consolidation, wind up or liquidation of Surgiview S.A.S., (iii) permit Borrowers and their Subsidiaries to make certain payments related to the Orthotec Litigation (as defined below), (iv) amend certain conditions with respect to the drawing of second tranche of the Term Loan, (v) add certain financial covenants and (vi) amend certain provisions thereof in order to accommodate the foregoing.

C. Agent and Lenders are willing to agree to Borrowers’ request for such amendments subject to and in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalize terms used in the Recitals hereto).

2. Amendment to Original Credit Agreement. Subject to the terms and conditions of this Amendment, including, without limitation, the conditions to effectiveness set forth in Section 5 below, the Original Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Original Credit Agreement is hereby amended by adding the following definitions in their respective alphabetic order:

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

“Deerfield” means, collectively, Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Special Situations International Master Fund, L.P., and their permitted successors and assigns as “Lenders” under the Deerfield Facility Agreement.

“Deerfield Debt” means Debt incurred pursuant to and in accordance with the terms of the Deerfield Facility Agreement in a principal amount not to exceed $50,000,000; provided that no more than $15,000,000 of such Debt may be used for purposes other than for making payments related to the Orthotec Matter (including the Orthotec Litigation).

“Deerfield Facility Agreement” means: (a) that certain Facility Agreement, dated as of March 17, 2014, among Alphatec Holdings and Deerfield, without giving effect to any amendment, supplement, restatement or other modification thereto other than those made in accordance with the terms of this Agreement; and (b) the ancillary agreements and documents, other than any warrants issued in connection therewith, entered into by Borrowers and Deerfield in connection therewith, in each case, true and complete copies of which have been provided to Agent.

“Deerfield Intercreditor Agreement” means that certain Intercreditor Agreement between Agent and Deerfield, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, pursuant to which the Deerfield Debt and the Liens securing the Deerfield Debt granted by any Borrower to Deerfield are subordinated to the Obligations and the Liens created under the Security Documents.

“First Amendment Effective Date” means the effective date of that certain First Amendment to Amended and Restated Credit, Security and Guaranty Agreement, dated as of March 17, 2104, among Borrowers, Agent and Lenders.

“First Amendment Fee Letter” means that certain fee letter, dated as of the First Amendment Effective Date, from Agent to Alphatec Holdings and agreed and accepted by Borrowers.

“Orthotec Litigation” means litigation matters in connection with, arising from, or related to Orthotec, LLC for which the Borrowers or their Subsidiaries face potential exposure (monetary or otherwise). “Orthotec Litigation Settlement” has the meaning set forth in Section 5.16(b).
“Orthotec Resolution” means such time as the Agent determines, based on information reasonably satisfactory to it, that the Credit Parties are not directly subject to liability associated with, related to or arising from the Orthotec Matter or the Orthotec Litigation (including, potential direct liability arising by virtue of liability to which a Subsidiary is subject) that would reasonably be expected to exceed the sum of (i) $[***] (less any previously made Litigation Payments) plus (ii) cash contributions from one or more shareholders of Alphatec Holdings to the Credit Parties solely for payment of the Orthotec Settlement Payments plus (iii) insurance proceeds actually received in respect of the Orthotec Litigation. Any such determination shall be made in the Agent’s reasonable discretion in consultation with and upon the reasonable advice of its outside counsel as it deems necessary or advisable.

“Orthotec Settlement Payments” means, collectively, all amounts paid or transferred (including cash, cash equivalents, assets and/or services) on or after the First Amendment Effective Date by or on behalf of Credit Parties and/or their respective Subsidiaries in connection with any Orthotec Matter (including the Orthotec Litigation).

“Settlement Deposit Account” that certain deposit account established by and in the sole name of Alpha Holdings and subject to the first priority Lien in favor of Deerfield to hold funds from a draw by Alphatec Holdings of all or any portion of the undrawn amount available under the Facility Agreement pending the need and requisite authority to use any such funds in accordance with the Facility Agreement to make a settlement payment(s) (or satisfy a judgment(s)) relating to the Orthotec Matter (including the Orthotec Litigation) for which Alphatec Holdings or its subsidiaries currently or may hereafter face potential liability (“Settlement

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

Funds”); provided, that (i) there shall be no funds other than Settlement Funds on deposit in such account and (ii) once withdrawn by Alphatec Holdings, no funds may be redeposited therein.

“Surgiview” means Surgiview S.A.S.

(b) The defined term “Fee Letter” in Section 1.1 of the Original Credit Agreement is hereby amended by replacing the clause “including the Amended and Restated Fee Letter, dated as of the date hereof, each between Agent and Borrowers” with the clause “including the Amended and Restated Fee Letter, dated as of August 30, 2013, and the First Amendment Fee Letter, each between Agent and Borrowers.”

(c) The defined term “Material Adverse Effect” in Section 1.1 of the Original Credit Agreement is hereby amended by adding the following sentence to the end of such definition:

“Notwithstanding the foregoing, so long as the total aggregate exposure (including cash, cash equivalents, assets and/or services) of the Credit Parties under the Orthotec Matter (including the Orthotec Litigation and whether by settlement, judgment or otherwise) does not exceed the amount of the Deerfield Debt available to pay such settlement or judgment amounts, neither the Orthotec Matter (including the Orthotec Litigation)
nor the resolution of all or any portion thereof shall be deemed to constitute a Material Adverse Effect.”

(d) The defined term “Permitted Liens” in Section 1.1 of the Original Credit

Agreement is hereby amended by deleting the word “and” immediately preceding the clause (k) thereof and the period at the end of clause (k) and adding a new clause (l) as follows:

“and (l) Liens and encumbrances securing the Deerfield Debt that, in each case, are subordinated to the Liens created under the Security Documents pursuant to the Deerfield Intercreditor Agreement.”

(e) The defined term “Subordination Agreement” in Section 1.1 of the Original Credit Agreement is hereby amended by adding the following parenthetical statement after the word “agreement” in the first line thereof: “(including, without limitation, the Deerfield Intercreditor Agreement)”.

(f) The defined term “Subordinated Debt” in Section 1.1 of the Original Credit Agreement is hereby amended by adding the following parenthetical statement after the word “Debt” in the first line thereof: “(including, without limitation, the Deerfield Debt)”.

(g) Section 2.11(i) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Borrowers shall maintain in one or more Deposit Accounts, each of which shall be held in the name of a Borrower in a bank or financial institution located in the United States and subject to Deposit Account Control Agreement (i) at all times prior to December 31, 2013, at least [***] percent ([***]%) of the cash held by Holdings and its Subsidiaries, (ii) at all times during the period commencing on December 31, 2013 and ending on the First Amendment Effective Date, at least [***] percent ([***]%) of the cash held by Holdings and its Subsidiaries, (iii) at all times during the period commencing on the first day following the First Amendment Effective Date and ending on June 30, 2014, at least [***] percent ([***]%) of the cash held by Holdings and its Subsidiaries, (iv) at all times during the period commencing on July 1, 2014 and ending on December 31, 2014, at least [***] percent ([***]%) of the cash held by Holdings and its Subsidiaries, and (v) at all times thereafter, at least [***] percent ([***]%) of the cash held by Holdings and its Subsidiaries.”

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

(h) The second sentence of Section 3.4 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“All issued and outstanding equity securities of each of the Credit Parties are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than (a) those in favor of Agent for the benefit of Agent and Lenders and (b) Liens permitted pursuant to clause (l) of the definition of Permitted Liens, and such equity securities were issued in compliance with all applicable Laws.”

(i) Clause (iii) of Section 3.6 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) the Orthotec Matter (which, for avoidance of doubt, includes the Orthotec Litigation),”

(j) Section 3.19 of the Original Credit Agreement is hereby amended by adding the parenthetical statement “(except for Liens granted pursuant to the Deerfield Facility Agreement)” after the word “Liens” in the fourth sentence thereof.

(k) Section 5.4 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 5.4 Restrictive Agreements. No Borrower will, or will permit any Subsidiary to, directly or indirectly (a) enter into or assume any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired (except as provided by the Financing Documents and the Deerfield Facility Agreement), or (b) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind (except as provided by the Financing Documents and the Deerfield Facility Agreement) on the ability of any Subsidiary to: (i) pay or make Restricted Distributions to any Borrower or any Subsidiary; (ii) pay any Debt owed to any Borrower or any Subsidiary; (iii) make loans or advances to any Borrower or any Subsidiary; or (iv) transfer any of its property or assets to any Borrower or any Subsidiary.

(l) The Original Credit Agreement is hereby amended by adding the following Section 5.16 at the end of Article 5:

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

“Section 5.16 Surgiview Dissolution; Orthotec Litigation.

(a) Surgiview Dissolution. Notwithstanding anything to the contrary in this Article 5 or otherwise in this Agreement or the other Financing Documents, Borrowers shall be permitted to (i) dissolve, liquidate or wind up Surgiview (including through any voluntary or involuntary insolvency proceeding that would otherwise give rise to an Event of Default pursuant only to Section 10.1(e) or 10.1(f)) or to consolidate Surgiview with or merge Surgiview into a Credit Party and (ii) terminate the Secured Permitted Intercompany Loan to Surgiview in connection with any action taken pursuant to clause (i), in each case, solely to the extent permitted by applicable Law.

(b) Orthotec Litigation. Notwithstanding anything to the contrary in this Article 5 or otherwise in this Agreement or the other Financing Documents, but subject to Section 5.16(c) below, Agent and Lenders agree that Credit Parties may make (or may contribute cash to Surgiview in order for it to make) one or more Orthotec Settlement Payments in an aggregate amount not to exceed the aggregate amount drawn by Alphatec Holdings under the Deerfield Facility Agreement for purposes of making Orthotec Settlement Payments and, so long as the total aggregate exposure (including cash, cash equivalents, assets and/or services) of the Credit Parties under the Orthotec Matter (including the Orthotec Litigation and whether by settlement, judgment or otherwise) does not exceed the amount of the Deerfield Debt available to pay such settlement or judgment amounts, any such settlement, judgment or order otherwise entered or rendered in connection therewith shall not constitute a Default or Event of Default; provided that:

(i) prior to entering into any settlement agreement or other settlement arrangement with respect to the Orthotec Matter (including the Orthotec Litigation, an “Orthotec Litigation Settlement”), Borrowers shall have delivered to Agent (x) the execution versions of the settlement agreement and all agreements, certificates, instruments and other documents related thereto, (y) projections demonstrating pro forma compliance with the financial covenants in Article 6 for the 12 month period immediately following such Orthotec Litigation Settlement and after giving effect thereto, and (z) such other information as Agent may reasonably request regarding the Orthotec Litigation Settlement;

(ii) no Event of Default shall have occurred and be continuing at the time such Orthotec Settlement Payment is made; and

(iii) the Orthotec Resolution shall have occurred.

(c) Initial Orthotec Settlement Payment. Notwithstanding anything to the contrary in this Article 5 or otherwise in this Agreement or the other Financing Documents, Borrowers shall be permitted to make initial Orthotec Settlement Payments in an aggregate amount not to exceed [***] dollars ($[***]) prior to the satisfaction of the conditions set forth in Section 5.16(b) (including the initial advance under the Deerfield Facility Agreement); provided, however, at the time of each such initial payment, no Event of Default shall have occurred and be continuing or would result therefrom, excluding for the purposes of this proviso, any Event of Default that would otherwise not occur had the conditions of Section 5.16(b) been satisfied.

(m) Section 6.1 of the Original Credit Agreement is hereby amended by

(i) replacing, in its entirety the defined term “Defined Period” with the following definition:

“Defined Period” means, for purposes of calculating the Fixed Charge Coverage Ratio, the Senior Leverage Ratio and the Total Leverage Ratio for any given calendar month, the twelve (12) month period immediately preceding any such calendar month.

(ii) adding the following definitions in their respective alphabetic order:

“Total Debt” means an amount equal to the sum of (a) Senior Debt plus (b) the total outstanding balance of
Deerfield Debt.

“Total Leverage Ratio” means, for any Defined Period, the ratio of (a) Total Debt to (b) EBITDA.

(n) Article 6 of the Original Credit Agreement is hereby amended by adding a new section 6.5 at the end thereof as follows:

Section 6.5 Total Leverage Ratio. Borrowers will not permit the Total Leverage Ratio for any Defined
Period, as tested monthly, to be greater than 5.00 to 1.00.

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

(o) Schedule 2.1 of the Original Credit Agreement is hereby deleted in its entirety and replaced with the new
Schedule 2.1 attached hereto as Exhibit A.

(p) Schedule 5.14 of the Original Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule 5.14 attached hereto as Exhibit B.

(q) Schedule 9.1 of the Original Credit Agreement is hereby deleted in its entirety and replaced with the new
Schedule 9.1 attached hereto as Exhibit C.

(r) Exhibit B of the Original Credit Agreement is hereby deleted in its entirety and replaced with the new
Compliance Certificate attached hereto as Exhibit D.

3. Representations and Warranties; Reaffirmation of Security Interest; Updated Schedules. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and
(b) covenants to perform its respective obligations under the Credit Agreement. Each Borrower further represents and warrants that the organizational documents of such Borrower delivered to Agent on or prior to August 30, 2013 in connection with the Credit Agreement remain true, accurate and complete and have not been amended, supplemented or restated and are, and continue to be, in full force and effect. Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of each Borrower, and are enforceable against each Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4. Costs and Fees. Borrowers shall be responsible for the payment of all reasonable and documented outofpocket costs and fees of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents. If Agent or any Lender uses inhouse counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed. In no event shall the amounts payable by Borrowers under this Section 4 for the fees of Agent’s outside counsel (and expressly excluding reasonable and documented outofpocket costs), for the period commencing on March 1, 2014 through the date of this Agreement, exceed $[***] in the aggregate without the consent of Alphatec Holdings.

5. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied:

(a) Borrowers shall have delivered to Agent this Agreement, the First Amendment Fee Letter, and the Deerfield
Intercreditor Agreement, each duly executed by an authorized officer of each Borrower;

(b) all representations and warranties of Borrowers contained herein shall be true and correct in all material respects as of the date hereof (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(c) after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the
Financing Documents;

(d) Borrower shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request; and

(e) Agent shall have received from Borrowers all of the fees owing pursuant to this Agreement and other documents and agreements executed in connection herewith, including without limitation, Agent’s reasonable outofpocket legal fees and expenses pursuant to Section 4 (Costs and Fees) of this Agreement.

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

6. Release. In consideration of the agreements of Agent and Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly). Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Required Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Required Lenders in connection therewith.

7. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

8. Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

9. Confidentiality. No Borrower will disclose the contents of this Agreement, the Credit Agreement or any of the other Financing Documents to any third party (including, without limitation, any financial institution or intermediary) without Agent’s prior written consent, other than to Borrowers’ officers and advisors on a needtoknow basis or as otherwise may be required by Law, including to any court or regulatory agency having jurisdiction over such Borrower. Each Borrower agrees to inform all such persons who receive information concerning this Agreement, the Credit Agreement and the other Financing Documents that such information is confidential and may not be disclosed to any other person except as may be required by Law, including to any court or regulatory agency having jurisdiction over such Borrower.

10. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.

(b) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

(d) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(e) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(f) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(g) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT: MIDCAP FUNDING IV, LLC,
as Agent

By: /s/ Brett Robinson (SEAL) Name: Brett Robinson
Title: Managing Director

LENDER: MIDCAP FUNDING IV, LLC,
as a Lender

By: /s/ Brett Robinson (SEAL) Name: Brett Robinson
Title: Managing Director

[Signatures Continue on Following Page]

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

BORROWERS: ALPHATEC HOLDINGS, INC., a Delaware corporation

By: /s/ Michael O’Neill (SEAL) Name: Michael O’Neill
Title: VP and CFO

ALPHATEC SPINE, INC., a California corporation

By: /s/ Michael O’Neill (SEAL) Name: Michael O’Neill
Title: VP and CFO

ALPHATEC INTERNATIONAL LLC, a Delaware limited liability company

By: /s/ Michael O’Neill (SEAL) Name: Michael O’Neill
Title: CFO Alphatec Holdings,General Partner of Alphatec Holdings International CV, Sole Manager of Alphatec International LLC

ALPHATEC PACIFIC, INC. a Japanese company

By: /s/ Ebun Garner (SEAL) Name: Ebun Garner
Title: Director

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

SCHEDULE 2.1  AMORTIZATION

Commencing on (i) the first day of the first calendar month following the advance of the initial tranche of the Term Loan made on the Closing Date and continuing on the first day of each calendar month (each, a “Payment Date”) thereafter, Borrowers shall pay to Agent as a principal payment under the first tranche of the Term Loan, an amount equal to the Tranche 1 Amortization Payment (defined below) as an amortization payment in respect of such advance under the Term Loan, plus (ii) the first day of the calendar month following the sixth (6th) month anniversary of the advance of the second tranche of the Term Loan made pursuant to Section 2.1(a)(i) and continuing on each Payment Date thereafter, Borrowers shall pay to Agent as a principal payment under the second tranche of the Term Loan, an amount equal to the Tranche 2 Amortization Payment (defined below) as an amortization payment in respect of such advance under the Term Loan.

The term “Tranche 1 Amortization Payment” means, (i) for each Payment Date prior to the Termination Date, an amount equal to $[***] and (ii) for the Termination Date an amount equal to the entire remaining outstanding principal balance under the Term Loans.

The term “Tranche 2 Amortization Payment” means, (i) for each Payment Date following the sixth (6th) month anniversary of the advance of the second tranche of the Term Loan made pursuant to Section 2.1(a)(i), but prior to the Termination Date, a straightline amortization payment equal to $[***] divided by the number of Payment Dates between such sixth (6th) month anniversary and the Commitment Expiry Date and (ii) for the Termination Date an amount equal to the entire remaining outstanding principal balance under the Term Loans (without duplication of amounts paid pursuant to clause (ii) of the definition of Tranche 1 Amortization Payment).

Notwithstanding anything to the contrary contained in the foregoing, the entire remaining outstanding principal balance under the Term Loan shall mature and be due and payable upon the Termination Date.

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

SCHEDULE 5.14 – DEPOSIT AND SECURITIES ACCOUNTS

Owner	Bank	Branch	Bank address	Account Number	Type of Account	Currency
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C Schedule 9.1 – Collateral
The Collateral consists of all of Borrowers’ assets, including without limitation, all of Borrowers’ right, title and interest in and to the following, whether now owned or hereafter created, acquired or arising:

(a) all goods, Accounts (including healthcare insurance receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts (other than the Settlement Deposit Account), intellectual property, securities accounts, fixtures, letter of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located;

(b) all of Borrowers’ books and records relating to any of the foregoing;
(c) all of Borrowers’ Promissory Notes; and
(d) any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing;

Notwithstanding the foregoing, the Collateral: (x) expressly excludes the Settlement Deposit Account; and (y) with respect to Equity Interests (as defined in the Pledge Agreement), expressly includes only those Equity Interests pledged pursuant to the Pledge Agreement.

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D COMPLIANCE CERTIFICATE
This Compliance Certificate is given by , a Responsible Officer of Alphatec Holdings, Inc., a Delaware corporation (the “Borrower Representative”), pursuant to that certain Amended and Restated Credit, Security and Guaranty Agreement, dated as of August 30, 2013, by and among the Borrower Representative and each of its Subsidiaries party thereto as “Borrowers”, and any additional Borrower that may hereafter be added thereto (collectively, “Borrowers”), MidCap Financial, LLC, individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to Agent and Lenders that:

(a) the financial statements delivered with this certificate in accordance with Section 4.1 of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Borrowers and their Consolidated Subsidiaries as of the dates and the accounting period covered by such financial statements;

(b) I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers and their Consolidated Subsidiaries during the accounting period covered by such financial statements, and such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or an Event of Default, except as set forth in Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrowers have taken, are undertaking and propose to take with respect thereto;

(c) except as noted on Schedule 2 attached hereto, Schedule 9.2 to the Credit Agreement contains a complete and accurate list of all business locations of Borrowers and Guarantors and all names under which Borrowers or Guarantors currently conduct business, and Schedule 2 specifically notes any changes in the names under which Borrowers or Guarantors conduct business;

(d) except as noted on Schedule 3 attached hereto, the undersigned has no knowledge of (i) any federal or state tax liens having been filed against the Borrowers, Guarantors or any Collateral, or (ii) any failure of the Borrowers or Guarantors to make required payments of withholding or other tax obligations of the Borrowers or Guarantors during the accounting period to which the attached statements pertain or any subsequent period;

(e) except as noted on Schedule 4 attached hereto, Schedule 5.14 to the Credit Agreement contains a complete and accurate statement of all Deposit Accounts and Security Accounts maintained by Borrowers or Guarantors;

(f) except as noted on Schedule 5 attached hereto or Schedule 3.6 to the Credit Agreement, the undersigned has no knowledge of any current, pending or threatened: (i) litigation against the Borrowers or Guarantors, (ii) inquiries, investigations or proceedings concerning the business affairs, practices, licensing or reimbursement entitlements of Borrowers or Guarantors, or (iii) default by Borrowers or Guarantors under any Material Contract to which either of them is a party, provided,

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

however, that the information required pursuant to this clause (f) shall be deemed to have been delivered if the Credit Parties deliver to the Agent that certain litigation letter or disclosure statement delivered to Holdings’ independent public accountants on a quarterly basis at substantially the same time such letter or disclosure statement is delivered to Holdings’ independent public accountants;

(g) [except as noted on Schedule 6 attached hereto, no Borrower or Guarantor has acquired, by purchase, by the approval or granting of any application for registration (whether or not such application was previously disclosed to Agent by Borrowers) or otherwise, any Intellectual Property that is registered with any United States or foreign Governmental Authority, or has filed with any such United States or foreign Governmental Authority, any new application for the registration of any Intellectual Property, or acquired rights under a license as a licensee with respect to any such registered Intellectual Property (or any such application for the registration of Intellectual Property) owned by another Person, that has not previously been reported to Agent on Schedule 3.19 to the Credit Agreement or any Schedule 6 to any previous Compliance Certificate delivered by the Company to Agent;] [To be included in the Compliance Certificate provided at the end of each Fiscal Quarter only]

(h) except as noted on Schedule 7 attached hereto and except in the ordinary course of business, no Borrower or Guarantor has acquired, by purchase or otherwise, any Chattel Paper, Letter of Credit Rights, Instruments, Documents or Investment Property that has not previously been reported to Agent on any Schedule 7 to any previous Compliance Certificate delivered by Borrower Representative to Agent;

(i) [except as noted on Schedule 8 attached hereto, no Borrower or Guarantor is aware of any commercial tort claim that has not previously been reported to Agent on any Schedule 8 to any previous Compliance Certificate delivered by Borrower Representative to Agent; and] [To be included in the Compliance Certificate provided at the end of each Fiscal Quarter only]

(j) Borrowers and Guarantors are in compliance with the covenants contained in Article 6 of the Credit Agreement, and in any Guarantee constituting a part of the Financing Documents, as demonstrated by the calculation of such covenants as set forth in the attached Worksheets [See attached worksheets], and such calculations and the certifications contained therein are true, correct and complete;

(k) Borrowers are in compliance with Section 2.11(i) of the Credit Agreement; and

(l) [pursuant to the documents and information attached hereto as Schedule 9, ]the Orthotec Resolution [has / has not] occurred. [To be included in the Compliance Certificate provided at the time of the advance of the second tranche of the Term Loan only]

The foregoing certifications and computations are made as of , 201 (end of month) and as of , 201 .

Sincerely,

ALPHATEC HOLDINGS, INC.,
as Borrower Representative

By: Name: Title:

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

Worksheet for Calculation of EBITDA

EBITDA for the applicable Defined Period is calculated as follows:

Net income (or loss) for the Defined Period of Borrowers and their Consolidated Subsidiaries, but excluding: (a) the income (or loss) of any Person (other than Subsidiaries of Borrowers) in which Borrowers or any of their Subsidiaries has an ownership interest unless received by Borrower or their Subsidiary in a cash distribution; and (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of Borrowers or is merged into or consolidated with Borrowers $

Plus: Any provision for (or minus any benefit from) income and franchise taxes deducted in the determination of net income for the Defined Period $ Plus: Interest expense, net of interest income, deducted in the determination of net income for the Defined Period $ Plus: Stockbased compensation expense $
Plus: Amortization and depreciation deducted in the determination of net income for the Defined Period
(including impairment charges to goodwill and write downs of intangible assets) $

Plus: Nonrecurring expenses approved by Agent (including transaction expenses and restructuring charges related to acquisitions) $ EBITDA for the Defined Period: $
Worksheet for Calculation of Fixed Charges

Fixed Charges for the applicable Defined Period is calculated as follows: $

Interest expense ($ ), net of interest income ($ ), interest paid in kind ($ ) and amortization of capitalized fees and expenses incurred to consummate the transactions contemplated by the Financing Documents and included in interest expense ($ ), included in the determination of net income of Borrowers and their
Consolidated Subsidiaries for the Defined Period (“Total Interest Expense”) $

Plus: Any provision for (or minus any benefit from) income or franchise taxes included in the determination of net income for the Defined Period * $

Plus: Payments of principal and interest for the Defined Period with respect to all Debt (including the portion of scheduled payments under capital leases allocable to principal and excluding scheduled repayments of Revolving Loans and other Debt subject to reborrowing to the extent not accompanied by a concurrent and permanent reduction of the Revolving Loan Commitment (or equivalent loan commitment)) $

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.

Plus: Permitted Distributions $ Fixed Charges for the applicable Defined Period: $

Worksheet for Calculation of Operating Cash Flow

Operating Cash Flow for the applicable Defined Period is calculated as follows:
EBITDA for the Defined Period (calculated pursuant to the EBITDA Worksheet) $ Minus: Unfinanced capital expenditures for the Defined Period $ Minus: To the extent not already reflected in the calculation of EBITDA, other capitalized costs, defined as the gross amount paid in cash and capitalized during the Defined Period, as long term assets, other than amounts capitalized during the Defined Period as capital expenditures for property, plant and equipment or similar fixed asset accounts $

Operating Cash Flow for the Defined Period: $

Covenant Compliance:

Fixed Charge Coverage Ratio for the Defined Period to 1.0
Minimum Fixed Charge Coverage Ratio for the Defined Period [1.0 to 1.0]1

[0.75 to 1.0]2
In Compliance Yes / No Senior Leverage Ratio for the Defined Period to 1.0 Maximum Senior Leverage Ratio for the Defined Period [3.5 to 1.0]3

[4.0 to 1.0]4
In Compliance Yes / No
Total Leverage Ratio for the Defined Period                                  ___ to 1.0
Maximum Total Leverage Ratio for the Defined Period 5.0 to 1.05
In Compliance Yes / No

---------------------------------
1To be included in the Compliance Certificate provided at the end of each Fiscal Quarter only.
2To be included in the Compliance Certificate provided each month that is not the end of Fiscal Quarter.
3To be included in the Compliance Certificate provided at the end of each Fiscal Quarter only.
4To be included in the Compliance Certificate provided each month that is not the end of Fiscal Quarter.
5To be included in the Compliance Certificate provided each month that is not the end of Fiscal Quarter.

Portions of this page were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b2 of the Securities Exchange Act of 1934, as amended.